UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2024

FIRST NORTHWEST BANCORP
(Exact name of registrant as specified in its charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

105 West 8th Street, Port Angeles, Washington	98362
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	FNWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(a)

On July 2, 2024, Jennifer Zaccardo, a Director of First Northwest Bancorp ("Company") and its banking subsidiary, First Fed Bank ("First Fed"), advised the Boards of Directors of the Company and First Fed (collectively, the "Boards") of her intent to retire from the Boards effective immediately. Ms. Zaccardo is an independent director and member of Nominating and Corporate Governance Committee for both the Company and First Fed. The Company issued a press release announcing Ms. Zaccardo’s decision to retire. Her decision did not result from any disagreement with the Company or First Fed on any matter relating to either entity’s operations, policies, or practices.

The Nominating and Corporate Governance Committee, as part of its ongoing review of the composition of the Company’s Board of Directors, plans to evaluate whether to replace Ms. Zaccardo with a new director and, if the Nominating and Corporate Governance Committee determines to recommend that Ms. Zaccardo be replaced with a new director, it will assess the diversity, skill set, experience and other attributes of the Company's directors to determine a suitable candidate to recommend to the Company's Board of Directors.

(e)

The Compensation Committee approved an accelerated vesting of 1,476 restricted shares of the Company's common stock previously awarded to Ms. Zaccardo and scheduled to vest in full on March 7, 2025. The accelerated vesting date will be July 10, 2024.

A copy of the press release issued by the Company on July 9, 2024, regarding the foregoing is filed as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibit.	The following exhibit is furnished with this Form 8-K.

Exhibit No.	Description
99.1	Press Release dated July 9, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

Date:	July 9, 2024	/s/Matthew P. Deines
Matthew P. Deines
President and Chief Executive Officer